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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                                  MAY 17, 2002
                                 Date of Report

                               (Earliest Reported
                              Event is May 9, 2002)

                             DUPONT PHOTOMASKS, INC.
             (Exact name of registrant as specified in its charter)

                          COMMISSION FILE NO. 000-20839


              DELAWARE                                  74-22238819
(State or other jurisdiction of               (IRS Employer Identification No.
incorporation or jurisdiction)

131 OLD SETTLERS BLVD.
ROUND ROCK, TX                                             78664
(Address of principal executive                          (Zip Code)
offices)



                                 (512) 244-0024
              (Registrant's telephone number, including area code:


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(Former names or former address, if changed since last report)

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Item 5.  OTHER EVENTS


Satish Rishi and Marshall Turner join the other director(s), employee(s), officer(s), and executive(s) of DuPont Photomasks, Inc. named in DPMI's 8Ks filed October 12, 2000 and March 20, 2001 and has adopted a Written Stock and Option Trading Plan (Plans) pursuant to the Securities and Exchange Commission Rule 10b 5-1. The individual plan(s) permit the trading in DPMI stock and options according to their individual formulas, which include quantities, pricing points, dates and other variables in accordance with the SEC rules. All individual plan(s) will be in compliance with the SEC rules and applicable securities regulations.


Item 7.  Financial Statements and Exhibits

                  None



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2002               DUPONT PHOTOMASKS, INC.


                                 By: /s/ John M. Lynn
                                     -----------------------------------
                                     John M. Lynn
                                     Executive Vice President, General Counsel
                                     & Assistant Secretary